Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier Silk Invest New Horizons Fund

Institutional Class Shares (FSNHX)

Service Class Shares (FNHSX)

Supplement dated August 25, 2016 to the Prospectus dated May 25, 2016

The Frontier Silk Invest New Horizons Fund (the “Fund”) may invest in other depositary receipts in addition to American Depositary Receipts as part of its principal investment strategy.

Accordingly, the risk factor entitled “American Depositary Receipts Risks (“ADRs”)” on page 3 of the summary section is hereby deleted and replaced with the following:

“Depositary Receipts Risks.  The risks of depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability.”

The following disclosure is added after the third sentence under “Principal Investment Strategy” on page 6 of the prospectus:

“The Fund may invest in depositary receipts, including ADRs, GDRs and EDRs.”

The risk factor entitled “American Depositary Receipts Risks” on page 7 of the prospectus is hereby deleted and replaced with the following:

“Depositary Receipts Risks.  The Fund invests in foreign securities by purchasing depositary receipts, including ADRs, GDRs and EDRs.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company evidencing its ownership of the underlying securities.  The risks of such depositary receipts include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.”

The Board of Directors of Frontier Funds, Inc. has approved a fiscal year end of October 31 for the Fund.

Accordingly, the fourth sentence under “Fund Management – Adviser” on page 9 of the prospectus is deleted and replaced with the following:

“A discussion regarding the Board’s basis for approving the investment advisory agreement will be included in the Company’s annual report for the fiscal period ended October 31, 2016.”

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